UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2023 (April 3, 2023)

 TG Venture Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41000	86-1985947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1390 Market Street, Suite 200

San Francisco, CA 94102
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (628) 251-1369

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	TGVC.U	Nasdaq Global Market
Class A Common Stock, par value $0.0001 per share	TGVC	Nasdaq Global Market
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	TGVC.W	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On April 3, 2023, TG Venture Acquisition Corp., a Delaware corporation (“TGVC”) posted an investor presentation to its website at https://tgventureacquisition.com, which outlines the proposed business combination (the “Business Combination”) with The Flexi Group Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands ( “Flexi”), and The Flexi Group Holdings, Ltd., a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct wholly owned subsidiary of Flexi (“PubCo” and, together with Flexi, the “Flexi Group”). As previously disclosed, the Business Combination is being undertaken pursuant to that certain Business Combination Agreement, dated as of December 5, 2022, by and among, TGVC, Flexi, PubCo and the other parties thereto, as reported on TGVC’s Current Report on Form 8-K dated December 6, 2022. A copy of the investor presentation is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information contained on TGVC’s website is not intended to be incorporated by reference into this Current Report on Form 8-K.

Also on April 3, 2023, TGVC issued a press release announcing that it had published the investor presentation to its website. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of TGVC under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Important Information and Where to Find It

This Current Report on Form 8-K relates to the Business Combination. In connection with the Business Combination, TGVC and PubCo have filed relevant materials with the SEC, including the Registration Statement on Form F-4 filed by PubCo (the “Registration Statement”), which includes a proxy statement of TGVC in connection with TGVC’s solicitation of proxies for the vote by TGVC’s stockholders with respect to the Business Combination and a prospectus of PubCo, which has not yet become effective. The proxy statement/prospectus will be sent to all TGVC shareholders. TGVC and PubCo also will file other documents regarding the Business Combination with the SEC. Before making any voting or investment decision, investors and security holders of TGVC are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by TGVC through the website maintained by the SEC at www.sec.gov or by directing a request to TGVC to 1390 Market Street, Suite 200, San Francisco, CA 94102 or via email at info@tgventureaquisition.com.

Participants in the Solicitation

The Flexi Group, TGVC and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from TGVC’s stockholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of TGVC’s stockholders in connection with the Business Combination and a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the Registration Statement. You can find more information about TGVC’s directors and executive officers in TGVC’s annual report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 29, 2023. These filings are available free of charge at the SEC’s web site at www.sec.gov. Stockholders, potential investors and other interested persons should read the proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of TGVC or The Flexi Group, nor shall there be any offer, solicitation, or sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including the statements regarding the anticipated timing and benefits of the proposed transactions. All forward-looking statements are based on TGVC’s current expectations and beliefs concerning future developments and their potential effects on TGVC, Flexi or PubCo. Forward-looking statements are based on various assumptions, whether or not identified in this press release, and are subject to risks and uncertainties. These forward-looking statements are not intended to serve as a guarantee of future performance.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by TGVC’s stockholders and the satisfaction of the minimum trust account amount following any redemptions by TGVC’s public shareholders, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (iii) the effect of the announcement or pendency of the transaction on Flexi’s business relationships, operating results and business generally, (iv) risks that the transaction disrupts current plans and operations of Flexi, (v) the outcome of any legal proceedings that may be instituted against The Flexi Group or TGVC related to the proposed Business Combination, (vi) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions, (vii) the risk that Flexi and its current and future collaborators are unable to successfully develop and commercialize Flexi products or services, or experience significant delays in doing so, (viii) the risk that The Flexi Group may need to raise additional capital to execute Flexi’s business plan, which many not be available on acceptable terms or at all, and (ix) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement and proxy statement/prospectus and other documents filed or to be filed by TGVC or PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TGVC assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Investor Presentation, dated April 2023.
99.2	Press Release, dated April 3, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Venture Acquisition Corp.

By:	/s/ Pui Lan Patrick Tsang
	Name:	Pui Lan Patrick Tsang
	Title:	Chief Executive Officer and Director

Dated: April 3, 2023